                                                                   EXHIBIT 10.49

                             STOCK OPTION AGREEMENT
                  PURSUANT TO 2004 LONG-TERM INCENTIVE PLAN OF
                                BRIGHTPOINT, INC.

            AGREEMENT made as of this ___ of _________, _________ (the "Grant Date") between Brightpoint, Inc., an Indiana corporation ("Brightpoint"), having its principal place of business in Plainfield, Indiana, and ______________ ("Grantee"),

            WHEREAS, the Grantee is an employee of Brightpoint or one of its Subsidiaries (collectively, the "Company") and is in a position to contribute significantly to the Company's long-term growth and strategic goals;

            WHEREAS, the Company desires to grant to the Grantee an option to purchase its common shares, par value $.01 per share (the "Shares"), under and for the purposes of the 2004 Long-Term Incentive Plan of the Company (the "Plan") pursuant to the terms thereof;

            WHEREAS, the Company and the Grantee understand and agree that unless otherwise defined herein any terms used in this Agreement have the same meanings as in the Plan.

            NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

            1. Grant of Option. The Company hereby grants to the Grantee the right and option ("Option") to purchase all or any part of an aggregate of _________________ Shares on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Option granted hereby is a Non-Qualified Stock Option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

            2. Purchase Price. The purchase price of the Shares covered by the Option shall be __________ per Share.

            3. Exercise of Option. The Option granted hereby shall become exercisable as follows: _____ Shares on the first anniversary of the Grant Date; ____ Shares on the second anniversary of the Grant Date; and _____ Shares on the third anniversary of the Grant Date, provided that such schedule shall be accelerated pursuant to the terms of any employment agreement between the Company and the Grantee.

            4. Term of Option. The Option shall expire on _____________, unless earlier terminated as provided herein or in the Plan.

            Except as provided in the following provisions of this section, or in any employment agreement between the Company and the Grantee that is consistent with the provisions of the Plan, in the event that the Grantee's employment is terminated by reason of the Grantee's death, disability (as determined by the Company), or Normal Retirement (as defined in the Plan), the Option, to the extent it was exercisable at the time of termination, may be exercised at any time within a period of one (1) year after the date of termination or the expiration of the stated term of the Option, whichever is shorter; provided, however, that if the Grantee's employment is terminated by reason of disability or Normal Retirement and the Grantee dies within such specified period, then the Option, to the extent it was exercisable at the time of death, may be exercised for a period of one year from the date of death or the expiration of the stated term of the Option, whichever is shorter.

            In the event that the Grantee's employment is terminated other than by reason of death, disability or Normal Retirement, the Option shall thereupon automatically terminate, except that (i) if the termination occurs as a result of the Grantee's voluntary resignation, the

Option, to the it was extent exercisable at the time of termination, shall be exercisable for a period of thirty (30) days from termination or the expiration of the stated term of the Option, whichever is shorter, and (ii) if the Grantee's employment is involuntarily terminated without Cause (as defined in the Grantee's employment agreement), the Option may be exercised, to the extent it was exercisable on the date of termination, for a period of six months or until the expiration of the stated term of the Option, whichever is shorter.

            5. Non-Assignability. The Options shall not be transferable by the Grantee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Grantee's lifetime, only by the Grantee. The Options may not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon the Option or such right, shall be null and void.

            6. Exercise of Option and Issue of Shares. The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the purchase price and payment in cash of all withholding tax obligations imposed on the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by
Section 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all original issue taxes with respect to the issuance of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him or her with respect to the Option or the Shares issuable pursuant to the Option shall be the responsibility of the holder.

            7. Purchase for Investment. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall be effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (a) The person(s) who exercise the Option, or any portion thereof, shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing such Shares issued pursuant to such exercise:

            The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act, or unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required.

                  (b) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

            8. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:

                  To the Company:           Brightpoint, Inc.
                                            501 Airtech Parkway
                                            Plainfield, IN  46168
                                            Attention: Steven E. Fivel, EVP
                                            and General Counsel

                  To the Grantee:           [           ]

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the address of which notices shall be given by providing the other party hereto with written notice of such change.

            9. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State or Indiana, without regard to conflicts of laws rules or principles.

            10. Benefit of Agreement. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

            11. Plan Controlling. The Option and the terms and conditions set forth in the Agreement are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Company shall be binding and conclusive upon the Grantee and his or her legal representatives.

            12. Qualification of Rights. Neither this Agreement nor the exercise of the Option shall be construed as giving the Grantee any right (a) to be retained in the employ of the Company; or (b) as a shareholder with respect to the Shares, until the certificates for the Shares have been issued and delivered to the Grantee.

            13. Representations and Warranties of Grantee. The Grantee represents and warrants to the Company that he or she has received and reviewed a copy of the Plan; and understands that neither the Option nor any of the rights and interests under the Plan or this Agreement may be assigned, encumbered or otherwise transferred except, in the event of death, by will or the laws of descent and distribution.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his or her hand, all as of the day and year first above written.

                                BRIGHTPOINT, INC.
                                _______________________________________________
                                Steven E. Fivel, Executive Vice President and

                                General Counsel

                                _______________________________________________
                                [           ], Grantee